                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                       9.77% SERIES A CAPITAL SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                      OF
                           INVESTORS CAPITAL TRUST I
                     FULLY AND UNCONDITIONALLY GUARANTEED
                     BY INVESTORS FINANCIAL SERVICES CORP.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 9.77% Series A Capital Securities (the "Old Capital Securities") are not immediately available, (ii) Old Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M. Boston time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer-- Procedures for Tendering Old Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to The Old Capital Securities (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M. Boston time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.


                 The Exchange Agent For The Exchange Offer Is:
                             The Bank Of New York


By Registered or Certified      Facsimile Transmissions:    By Hand Or Overnight
           Mail                 (Eligible Institutions            Delivery
                                        Only)
   The Bank Of New York                                     The Bank of New York
  101 Barclay Street, 7E            (212) 815-6339            101 Barclay Street
 New York, New York 10286                                      Corporate Trust
Attn:  Reorganization Section                                  Services Window
       Arwen Gibbons            Confirm By Telephone:            Ground Level
                                    (212) 815-5920            New York, New York
                                                                    10286
                                                            Attn: Reorganization
                                                                  Section
                                                                  Arwen Gibbons


                                 For Information Call:
                                    (212) 815-5920

     Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


Ladies and Gentlemen:

     The undersigned hereby tenders to Investors Financial Services Corp., a Delaware corporation (the "Corporation") and to Investors Capital Trust I, a Delaware business trust (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus dated __________ 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Capital Securities set forth Below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities."

Aggregate Liquidation Amount             Name(s) of Registered Holder(s):
Amount Tendered:
$ _______________                        ---------------------------------------
                                         ---------------------------------------

Certificate No(s)
if available:
             --------------------------

Total Liquidation Amount Represented by
Old Capital Securities Certificate(s):

$
 --------------------------------------

If Old Capital Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                   --------------------

Date:
     ----------------------------------

  * Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

--------------------------------------------------------------------------------
          All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
 ---------------------------        -----------------

X
 ---------------------------        -----------------
 Signature(s) of Owner(s)           Date
 or Authorized Signatory

Area Code and Telephone Number:
                               ---------------------------------

          Must be signed by the holder(s) of the Old Capital Securities as their name(s) appear(s) on certificates for Old Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                    Please print name(s) and address(es)

Name(s):
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------
Capacity:        ---------------------------------------------------------------
Address(es):     ---------------------------------------------------------------
                 ---------------------------------------------------------------
                 ---------------------------------------------------------------

             THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

                                  GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


          The undersigned, a firm or other entity identified in Rule
17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein):
(i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within five business days after the date of execution of this Notice of Guaranteed Delivery.

          The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


---------------------------------------- ---------------------------------------
             Name of Firm                         Authorized Signature

---------------------------------------- ---------------------------------------
                Address                                   Title

---------------------------------------- ---------------------------------------
                Zip Code                          (Please Type or Print)

Area Code and Telephone No.              Dated:
                           -------------       ---------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR OLD CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR OLD CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.